Exhibit 99.1
Current Powers Commercial Real Estate and Rideshare Growth at Caliber Properties by Expanding Access to InCharge Energy Electric Vehicle (EV) Charging Infrastructure and Charger Service Solutions

Caliber Drives Forward Asset Performance with Innovation

SCOTTSDALE, Ariz, October 7, 2025 (GLOBE NEWSWIRE) – Caliber (NASDAQ: CWD), a diversified real estate and digital asset management platform, today announced a partnership to deploy EV charging infrastructure, advancing sustainable asset enhancements across its portfolio. Caliber has partnered with Current, a leading EV infrastructure investor and developer, and InCharge Energy, the industry leader for design-build EV charging infrastructure and InService™, the company’s customizable offering for all-brand charger service, maintenance, and on-demand repair. This partnership is intended to provide commercial charging and energy solutions across the breadth of Caliber’s portfolio.

The initial project is expected to break ground at numerous Caliber hotels and sites in Phoenix, Arizona, which is emerging as a premier U.S. destination for autonomous vehicle and electric vehicle innovation.

Chris Loeffler, CEO of Caliber, commented, “We are pleased to partner with InCharge Energy and Current, two experts in electrification and energy savings. This collaboration will deploy advanced EV charging infrastructure, develop rideshare hubs, and enhance energy efficiency measures across our hospitality, multifamily, and industrial properties, building the desirability and operational efficiency of our assets. By reducing energy costs and attracting high-value tenants and guests, these amenities are expected to drive meaningful profitability improvements while supporting sustainable practices that benefit our investors and communities alike.”

In support of Caliber and Current’s partnership, InCharge Energy will design, construct, and install EV charging sites at numerous Caliber locations and will provide ongoing InService support, backed by InControl™ charger maintenance software and strategically located in-house trained technicians. The result will be to further accelerate Caliber’s strategic technological and sustainability advantage and to enhance the desirability and valuation of its expansive commercial holdings.

“We’re proud to collaborate with Caliber, a world-class real estate investor and developer, to create additional value across their portfolio by constructing autonomous and rideshare hubs, installing future-ready, sustainable EV charging and energy efficiency options to help maximize returns for their investors,” stated Cameron Funk, InCharge Energy President and Executive Board Chair. “With approximately 15,000 EV charging ports on the InControl™ network, and InService maintenance and service plans for all business needs, our support will ensure seamless and efficient ongoing charger performance to support Caliber’s assets.”

Current is meeting consumers where they are. “Hotels and commercial properties are increasingly recognizing the value of offering embedded amenities to attract a broader audience, including rideshare users,” said Pip Decker, CEO of Current. “We are excited to support this expanded access through our ability to rapidly scale these solutions nationwide.”

Current and InCharge previously announced a collaboration to power rideshare growth in California, Texas, and Arizona, with these states representing the first phase of a larger initiative by Current to leverage InCharge’s nationwide charging network and in-house service support to expand access to EV solutions and Transportation-as-a-Service (TaaS), an emerging investment category.

About Caliber (CaliberCos Inc.)

Caliber (Nasdaq: CWD) is an alternative investment manager with over $2.9 billion in Managed Assets and a 16-year track record in private equity real estate investing across hospitality, multi-family, and industrial real estate. In 2025, Caliber became the first U.S. public real estate platform to launch a Digital Asset Treasury strategy anchored in Chainlink (LINK). This initiative bridges real and digital asset investing through an equity-funded, disciplined approach that includes staking for yield. Investors can participate via Caliber’s publicly traded equity (Nasdaq: CWD) and private real estate funds.

About Current

Current's mission is to lead the transition to a sustainable energy future by delivering zero-emission solutions through cutting-edge electric vehicles and charging technology. From passenger vehicles to Class 8 semis, Current provides an end-to-end solution that includes vehicles, charging infrastructure, and support services. Current offers organizations a comprehensive assessment of their full-scope emissions, as well as solutions to reduce them, and can help navigate utilities, regulations, and grants. Current owns and operates charging assets nationally, supporting both public and private fleets. More information can be found at currenttrucking.com.

Current is a portfolio company of an Ares Infrastructure Opportunities fund. Ares Management is a leading alternative investment manager.

About InCharge Energy

InCharge Energy provides reliable, cost-effective EV charging solutions for North American businesses and organizations of all sizes. Its InService™ installation, service, and maintenance offerings, available in every state and province, are designed to support all brands of commercial charging equipment. The company also offers a range of customizable financial solutions to meet every business objective and budget, accelerating the path to electrification for auto manufacturers and dealerships, K-12 school districts and higher education, commercial real estate, hospitality and retail, and state and local agencies, fleets, and more.

The InCharge team of service experts works remotely to keep chargers operational and dispatches on-staff, highly trained technicians across the continent to facilitate rapid issue resolution. The company’s open-API, OCPP 2.0.1 and 1.6 certified InControl™ is the first fleet charging software to be widely adopted across North America to control costs, manage charging results, and request and track charger service and maintenance. This AI-powered charger maintenance platform is purpose-built to keep electric fleets on the roads, empowering businesses with insights to easily optimize operations and minimize total cost of ownership (TCO). Headquartered in Los Angeles, InCharge has operating facilities in Richmond, Virginia, and Montreal, Quebec. Learn more about InCharge Energy and its services at www.inchargeus.com. You can follow InCharge on LinkedIn.

Forward-Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the Company’s public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

MEDIA CONTACTS:

Caliber Investor Relations:
Ilya Grozovsky
+1 480-214-1915
Ilya@CaliberCo.com

Current
Christian Wolan
M: 732-947-6823
E: wolan@currenttrucking.com

InCharge Energy
Jennifer Reed
M: 805.850.5493
E: jennifer.reed@inchargeus.com